                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C.  20549



                                  FORM 8-K




                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               January 17, 1996
                     (Date of earliest event reported)



                            BankAmerica Corporation
           (Exact name of registrant as specified in its charter)



   Delaware                          1-7377              94-1681731
(State or other jurisdiction     (Commission           (I.R.S. Employer
  of incorporation)              File Number)     Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
(Address of principal executive offices)                   (Zip Code)



                                415-622-3530
               (Registrant's telephone number, including area code)




4063959

  Item 5.   Other Events.

    Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated January 17, 1996 titled "BankAmerica Fourth Quarter Earnings."


  Item 7.   Financial Statements, Pro Forma
            Financial Information and Exhibits.

  (a)       Financial Statements of Businesses Acquired
            Not applicable.

  (b)       Pro Forma Financial Information
            Not applicable.

  (c)       Exhibits


Exhibit
Number      Description

    99 BankAmerica Corporation press release dated January 17, 1996 titled "BankAmerica Fourth Quarter Earnings."




                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  BANKAMERICA CORPORATION
                                       (Registrant)



Date:  January 17, 1996
                               By /s/ JAMES H. WILLIAMS
                                  ---------------------
                                      James H. Williams
                                      Executive Vice President
                                      and Chief Accounting
                                      Officer



4063959                              2

                        EXHIBIT INDEX


 Exhibit Number    Description

      99           BankAmerica Corporation press release dated
                   January 17, 1996 titled "BankAmerica
                   Fourth Quarter Earnings."











 4063959